UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(805) 967-7611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

       On May 31, 2011, the Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved five proposals.  The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

Proposal 1: Election of Directors

       The stockholders elected eight candidates nominated by the Board of Directors to serve as directors of the Company to serve until the annual meeting of stockholders to be held in 2012 and until his or her successor is elected and qualified.  The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Angel R. Martinez	29,080,460	616,810	5,633,833
Rex A. Licklider	29,325,124	372,146	5,633,833
John M. Gibbons	28,453,924	1,243,346	5,633,833
John G. Perenchio	28,783,756	913,514	5,633,833
Maureen Conners	28,792,531	904,739	5,633,833
Ruth M. Owades	29,648,192	49,078	5,633,833
Karyn O. Barsa	29,639,749	57,521	5,633,833
Michael F. Devine, III	29,549,506	147,764	5,633,833

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

       The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
34,870,541	449,272	11,290	0

Proposal 3: Re-approve the material terms of the performance goals under our 2006 Equity Incentive Plan

          The stockholders re-approved the materials terms of the performance goals under the Company’s 2006 Equity Incentive Plan.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstensions	Broker Non-Votes
27,946,808	1,165,974	584,488	5,633,833

Proposal 4: Advisory Vote on Executive Compensation

          The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement for the Annual Meeting.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
27,509,927	1,615,327	572,016	5,633,833

Proposal 5:  Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

          The stockholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers every year.  The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
26,981,989	31,033	2,095,688	588,560	5,633,833

          In light of these results, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers every year.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deckers Outdoor Corporation

Date:	June 2, 2011	/s/ Thomas A. George
Thomas A. George, Chief Financial Officer